UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq.
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2016
Date of reporting period: January 1, 2016 – June 30, 2016

Item 1. Reports to Shareholders.

JUNE 30, 2016

2016 Semiannual
Review and Report to Shareholders

Royce Capital Fund–
Micro-Cap Portfolio

Royce Capital Fund–
Small-Cap Portfolio

roycefunds.com

Table of Contents

Semiannual Review

Letter to Our Shareholders	1

Performance and Expenses	5

Semiannual Report to Shareholders

Managers’ Discussions of Fund Performance

Royce Capital Fund–Micro-Cap Portfolio	6

Royce Capital Fund–Small-Cap Portfolio	8

Schedules of Investments and Financial Statements	10

Notes to Financial Statements	18

Understanding Your Fund’s Expenses	22

Trustees and Officers	23

Board Approval of Investment Advisory Agreement	24

Notes to Performance and Other Important Information	26

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Letter to Our Shareholders

A BEAR, A BREXIT, AND A WELCOME START TO 2016
We were happy to greet 2016 with a spirited “Hello” in the hope that certain emerging trends in the small-cap world would gain a firmer foothold in the new year. We were very pleased, then, to see the market’s pronounced shift toward companies with attractive to reasonable valuations, solid balance sheets, and strong profitability—attributes found in many of our portfolio holdings—arrive in the year’s first half. And though domestic small-caps did modestly well in the first half, an achievement that looks more commendable in the context of the high levels of volatility that all equities faced in the first half of 2016, many active managers, ourselves included, did even better. This was a welcome change.

Both the absolute and relative health of domestic equities was in evidence during the first half of 2016. The Nasdaq Composite, which is home to a large number of biotechnology companies that corrected sharply in the first half after leading the market last year, was the only major U.S. index to finish the year-to-date period ended June 30, 2016 in the red. A few non-U.S. indexes remained marginally positive in the first half, but most concluded the semiannual period with at least minor net losses. Among those that fell further behind was one that did notably well in 2015—European small-caps, whose more diminutive size made them most vulnerable to the post-Brexit sell-off. But to participate in these strong first-half results for U.S. equities, investors needed the stomach for a wild ride that started with a steep and speedy initial drop followed by a far smoother, robust recovery. The year began with a more dramatic extension of last year’s decline, and we initially failed to grasp that 2015 would, in the manner of Shakespeare’s best-known stage direction, “Exit, pursued by a bear.” From the June 23, 2015 small-cap peak through its year-to-date low on February 11, 2016, the Russell 2000 Index fell 25.7%, a truly ursine decline.

This seems to have been a remarkably quiet double-digit correction—a stealth bear market, as it were. Few outside the small-cap world have acknowledged it, never mind analyzed or discussed it. Yet it was the ninth biggest decline since the Russell 2000’s inception at the end of 1978, and the worst for small-caps since 2011. It included many of the signs that typically accompany a bottoming-out process—panic selling in a number of sectors (most notably within the bio-pharma complex), small-caps losing more than large-caps, and greater resilience from value stocks—to us, the most significant development in the down phase. This heightened volatility was triggered by the ongoing implosion of oil prices, struggles for other commodities, anxiety over possible bank defaults, and the devaluation of currency in China. Together, these factors led to a few sessions in which hysteria

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LETTER TO OUR SHAREHOLDERS

We were very pleased, then, to see the market’s pronounced shift toward companies with attractive to reasonable valuations, solid balance sheets, and strong profitability—attributes found in many of our portfolio holdings—arrive in the year’s first half.

ruled the equity markets. Like many bear markets (and unlike that of the more closely correlated collapse in 2011), it also solidified a rotation in leadership from small-cap growth to small-cap value.

      Having invested through many previous small-cap declines (some pre-dating the Russell 2000), we sought to turn the downdraft to our advantage by looking for bargain-priced opportunities amid the volatility and to stay invested for the eventual recovery. Our commitment was rewarded as the Russell 2000 rebounded sharply from its early February low, rising 21.6% by the end of June. During these tumultuous days, a shift in leadership could be seen clearly in the earnings outlook. We first saw evidence for it in October 2015 and noted it again in February 2016. Many companies, including several of our holdings, reported decent earnings while also not revising guidance downward. This was viewed as a positive in that expectations had been so low, particularly for companies in more economically sensitive sectors, that “pretty good” or “not that bad” was in several instances much better news than people were expecting. The general lack of downward earnings revisions both last fall and in the first half of this year has allowed for some recovery for these companies’ shares. Brexit, of course, tossed an already highly uncertain global economy into even stormier seas. While we see the vote as more of a political event for the United Kingdom and the European Union than an important economic event for the U.S., there’s no question it has made the already tenuous prospects for global growth that much shakier. Still, we do not see it having a lasting or meaningful impact on U.S. small-caps.

For the global economy, however, Brexit and other risks look likely to persist. At this writing, there are negative rates for long-term sovereign debt in Germany and Japan, ominous signals from the banks in Italy, and in both the U.K. and eurozone a political and economic situation that it would be an understatement to call “unsettled.” Here at home, we have seen record lows for both 10- and 30-year Treasury yields. These more recent developments can be added to the older—that is, mid-June’s—list of concerns about the pace of growth in China and other important emerging markets, stabilizing but still volatile commodity prices, and the ambiguous state of the U.S. economy, in which housing and autos remain strong but consumer confidence, manufacturing, and the job market have been more mixed. It is a daunting set of challenges, to be sure. Where we differ from some observers, however, is in our belief in the strength and resilience of the economy. This is rooted in our long-established practice of giving more weight to what we are hearing from the management teams we speak to every day than we do to fatalistic headlines and dire—or overly sunny—prognostications. The corporate managers with whom we have been meeting are far more cautious and uncertain than pessimistic. Well aware of the fragility of current conditions, they have also offered some measured optimism in terms of growth picking up, however gradually or in fits and starts. In terms of now widespread recession concerns, we also want to stress that, over its long history, the stock market has seldom, if ever, offered false positives—that is, shares do not rise when economic growth is about to contract. And in all the tumult of the first half, most U.S. indexes rose, however modestly. The upshot is that, in the midst of heightened global uncertainty, the U.S. economy and markets look far healthier to us than what the rest of the globe has to offer.

SIGNS O’ THE TIMES—THE SIGNIFICANT SHIFT
Most notable to us as small-cap specialists with a value orientation was how thoroughly style drove results. The Russell 2000 Value Index outpaced the large- and mid-cap indexes year-to-date through the end of June, while the Russell 2000 trailed them, and the Russell 2000 Growth was negative. Value indexes in fact did better up and down the market cap range, from micro- to large-cap, in the first half. Although small-cap leadership began to rotate following June 2015’s small-cap peak, the widening performance gap between small-cap value and growth has been the critical development within small-cap so far in 2016. This could be seen in both bear and bull phases during the first half. The Russell 2000 Value lost far less than its growth counterpart from the end of 2015 through the February 11th small-cap low (-12.9% versus -18.9%); it was then essentially tied with the Russell

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LETTER TO OUR SHAREHOLDERS

2000 Growth from that low through the end of June (+21.8% vs +21.4%). In prior years (2009-2015), value led in many downdrafts but lagged in up markets. This renewed up market strength is a major reason behind our optimism for value stocks.

     Another reason, related to value’s emergent leadership, has been the relative strength of many stocks in economically sensitive, cyclical sectors. Defensive areas led within small-cap, with Utilities, Consumer Staples, Telecommunication Services, and REITs enjoying strong first halves. Unlike 2015, however, they were joined by strong turns for Materials, Industrials, and certain non-REIT areas in Financials, with the first particularly strong. Along with Information Technology and Energy, these have been areas of collective investment interest for us over the last several years. Yet even with the recent shift in investor preferences, which eventually sparked the turnaround for many of our holdings, expectations for many of these cyclical businesses remain low. In many cases, stocks were so deeply oversold during the winter months that, even after having experienced some recovery, their valuations still look attractive to us. Several looked even cheaper in late June.

WHAT A LONG STRANGE TRIP IT’S BEEN
We could use this title to describe the first half of 2016, the entire post-Financial Crisis period, and, perhaps most fitting, the peculiar span from 2011-2015, when QE (quantitative easing) and zero (or near zero) interest rate policies inflated many asset values but also created a barbell-shaped range of small-cap returns, with bouts of leadership from defensive, typically high-yield stocks at one extreme and fast-growing healthcare and/or tech issues at the other. Most companies in the middle spent the period struggling to
We remain confident that an extended period of even slow economic growth should be enough to boost the shares of many companies in sectors such as Industrials, Financials, Information Technology, Materials, and Energy—all of which are home to cyclical businesses with earnings and, in some cases, high ROIC.

catch up. This was bad news for active small-cap management, as comparative returns during this otherwise robust five-year period make clear. In what seemed at times like a perverse inversion of the usual patterns of stock market behavior, there were penalties in the form of lower relative returns for those managers who, like us, generally emphasize qualities such as earnings, profitability, low leverage, and steady dividends (as distinct from high yields).

We are pleased to say that so far in 2016, things have changed. Investors have been showing greater interest in the attributes that had been out of fashion for too long—steady dividends, profits, and effective capital allocation, to name a few. And as share prices began to rise following the February low, these qualities stayed in demand. We remain confident that an extended period of even slow economic growth should be enough to boost the shares of many companies in sectors such as Industrials, Financials, Information Technology, Materials, and Energy—all of which are home to cyclical businesses with earnings and, in some cases, high ROIC (returns on invested capital). Those that also have reasonable to attractive valuations are the companies that we expect to lead small-cap going forward. Recent data from Furey Research Partners reinforces this point. It showed that at the end of June 2016 small-caps were the cheapest they have been versus large-caps in the last 13 years, that value is cheap relative to growth, and that cyclicals are cheap compared with defensive stocks. In addition, we have seen anomalous markets before—including the large-cap led “Nifty Fifty” of the 1970s, the sudden crash in 1987, and the Tech Bubble in 2000. As challenging as each of these was, the stock market eventually resumed more historically typical performance patterns. These resumptions often signaled better times for risk-conscious, research-driven small-cap investors as well. So we feel as though there are many reasons

Equity Indexes as of June 30, 2016 (%)

	YTD[1]	1-YR	3-YR	5-YR	10-YR

Russell 2000	2.22	-6.73	7.09	8.35	6.20

Russell 2000 Value	6.08	-2.58	6.36	8.15	5.15

Russell 2000 Growth	-1.59	-10.75	7.74	8.51	7.14

S&P 500	3.84	3.99	11.66	12.10	7.42

Russell 1000	3.74	2.93	11.48	11.88	7.51

Nasdaq Composite	-3.29	-2.89	12.48	11.79	8.35

Russell Midcap	5.50	0.56	10.80	10.90	8.07

Russell Microcap	-1.68	-12.06	5.95	8.20	4.31

Russell Global ex-U.S. Small Cap	1.01	-5.77	4.06	1.91	3.82

Russell Global ex-U.S. Large Cap	-1.16	-9.94	1.63	0.36	2.17

1 Not annualized. For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 6.

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    LETTER TO OUR SHAREHOLDERS

to feel good about the long-term potential for both profitable small companies and small-cap value.

Not that the equity world is without very real risks. The added layer of Brexit-bred uncertainty to an environment in which interest rates are still historically low could continue to push small-cap investors to safety and/or high yield at one extreme and lead to a fresh run at speculative growth at the other. We see four factors, however, that in our view should prevent a repeat of the pattern that dominated 2011-2015. First is the first-half success for cyclicals, particularly during the recovery phase when many helped to give small-cap value its post-bottom lift. Second, valuations for many defensive stocks look stretched to us, which should enhance the appeal of many of our holdings. Third, credit spreads remain wider than they were a year ago at this time, even with the 10-year Treasury making new lows. As long as the cost of capital remains higher, it should help profitable, lower leverage businesses. Finally, there is reversion to the mean—the middle of 2015 marked a two standard deviation event in terms of a performance edge for the Russell 2000 Growth versus its small-cap value sibling.

On balance, then, we see ongoing leadership for small-cap value—and we recently did some research, posted on roycefunds.com, which shows that the kind of sustained advantage growth previously enjoyed is rare. Over the life of the small-cap style indexes, value still owns a compelling relative edge. The Russell 2000 Value beat the Russell 2000 Growth in 65% of monthly rolling three-year periods, 73% of monthly rolling five-year periods, and 83% of monthly rolling 10-year periods ended June 30, 2016 (see roycefunds.com/connection for more details). And this same research showed that when small-cap value beat growth, active management did better as well. So while we still expect returns for stocks to be low, we also think that leadership for value—now in place for more than a year—has ample room to run. We will be tireless in our collective efforts to run with it.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	President, Chief Executive Officer, and	Co-Chief Investment Officer,
Royce & Associates, LP	Co-Chief Investment Officer, Royce & Associates, LP	Royce & Associates, LP

August 1, 2016

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Performance and Expenses

Performance and Expenses
As of June 30, 2016
	AVERAGE ANNUAL TOTAL RETURNS (%)
							SINCE INCEPTION	ANNUAL OPERATING
	YTD[1]	1-YR	3-YR	5-YR	10-YR	15-YR	(12/27/96)	EXPENSES (%)

Royce Capital Fund–Micro-Cap Portfolio	0.11	-11.43	-0.34	-1.22	2.45	6.05	9.46	1.33

Royce Capital Fund–Small-Cap Portfolio	2.97	-8.90	3.97	5.48	5.83	7.81	10.36	1.06

INDEX

Russell Microcap Index	-1.68	-12.06	5.95	8.20	4.31	6.46	N/A	N/A

Russell 2000 Index	2.22	-6.73	7.09	8.35	6.20	6.96	7.57	N/A

1 Not Annualized

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. The Funds’ total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Funds. All performance and expense information reflects the result for each Fund’s Investment Class Shares. Service Class Shares bear an annual distribution expense that is not borne by the Investment Class; if the expenses were reflected, total returns would have been lower. Operating expenses reflect the Funds’ total annual operating expenses for the Investment Class as of the Funds’ most current prospectus and include management fees, other expenses, and, in the case of Royce Capital Fund–Micro-Cap Portfolio, acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Royce Micro-Cap Portfolio invests primarily in micro-cap companies while Royce Small-Cap Portfolio invests primarily in small-cap companies. Investments in micro-cap and small-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Each series of Royce Capital Fund may invest up to 25% of its net assets in foreign securities. Investments in foreign securities may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) As of 6/30/16, Royce Small-Cap Portfolio invested a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Portfolio’s overall value to decline to a greater degree. (Please see “Primary Risks for Fund Investors” in the prospectus.) This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Distributor: Royce Fund Services, Inc.

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MANAGERS’ DISCUSSION
Royce Capital Fund–Micro-Cap Portfolio (RCM)

Jim Stoeffel, Brendan Hartman

FUND PERFORMANCE
Royce Capital Fund–Micro-Cap Portfolio finished the year-to-date period ended June 30, 2016 with a gain of 0.1%, outperforming its benchmark, the Russell Microcap Index, which was down 1.7%, while trailing the small-cap Russell 2000 Index, which rose 2.2% for the same period.

The first quarter was encouraging in its marked leadership shift to small- and micro-cap value even as its sudden share price plunges made things challenging. The Fund did a fine job holding its value in this highly volatile period, losing only 0.3% in the first quarter compared to respective declines of 5.4% and 1.5% for Russell’s micro- and small-cap indexes. The second quarter, marked by a slow and steady recovery for equities both before and after the market-rocking Brexit vote, was less rewarding on a relative basis. The Fund was up 0.4% for the quarter versus a 4.0% gain for the Russell Microcap and a 3.8% advance for the Russell 2000. Royce Micro-Cap Portfolio outperformed the Russell 2000 for the since inception (12/27/96) period ended June 30, 2016. (Data for the Russell Microcap only goes back to June 30, 2000.) The Fund’s average annual total return since inception was 9.5%.

WHAT WORKED... AND WHAT DIDN’T
Seven of the Fund’s 10 equity sectors were in the black at the end of June, with the most significant net gains coming from Information Technology and Consumer Discretionary while Materials also made a solid contribution. Three industry groups made impressive contributions to first-half results—electronic equipment, instruments & components, semiconductors & semiconductor equipment (both from Information Technology), and metals & mining (Materials). That last industry was home to the portfolio’s top performer for the semiannual period, Olympic Steel. A leading steel and metal distributor, the company benefited from both sharply higher steel prices and increasing volumes in its service centers. We exited our position in the second quarter as it exceeded our sell-price targets. Taiwan’s Silicon Motion Technology provides software-based controllers used in mobile storage media and multimedia systems on a chip. As the leading merchant supplier, the firm is gaining business from the ongoing replacement of hard disk drives (HDDs) by flash memory while also gaining significant market share. We held our shares as we see both the HDD replacement cycle and the company’s market share gains as still in the early innings of growth.

On a sector basis, Health Care had the largest net losses in the first half, followed by Energy. Biotechnology and pharmaceuticals were the Fund’s two biggest detracting industry groups and endured significant downturns within both the micro- and small-cap indexes. Lipocine, among the Fund’s loss-leading positions in the first half, is a specialty pharmaceuticals business whose stock was hurt by a delay in approval of its orally induced testosterone drug. While we are unsure about the ultimate approval of this drug, we cautiously added to our position in the first half based on Lipocine’s strong pipeline and the fact that it was trading close to the value of cash on its balance sheet. We also increased our stake in SeaChange International, which provides video-on-demand software to cable television and telecommunications operators. Its shares fell as its efforts to offer a similar turnkey video solution to over-the-top video providers such as Netflix are proving to be a longer-term project than we and other investors had originally anticipated, which resulted in an unexpected CEO change. However, we like its inexpensive valuation and long-term prospects for success. We also liked the combination of inexpensive valuation and long-term prospects for Ardmore Shipping, which operates mostly oil-based chemical tankers. Although we see the tanker market as moving from oversupplied to undersupplied, the uncertain global economic picture has made the transition less smooth than we initially suspected.

On a relative basis, the Fund was rewarded for its significant underweight, as well as effective stock selection, in the Health Care sector as we had comparatively lower exposure to correcting biotechnology stocks. Savvy stock picking was a significant relative contributor in the aforementioned electronic equipment, instruments & components and semiconductors & semiconductor equipment industries. Conversely, relative results were hampered in the first half by our much lower exposure to Financials, particularly REITs, which did very well, and ineffective stock selection in the real estate management & development industry.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

Olympic Steel	0.45

Silicon Motion Technology ADR	0.40

Pretium Resources	0.39

McEwen Mining	0.34

Fabrinet	0.34

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

SeaChange International	-0.45

Ardmore Shipping	-0.41

Lipocine	-0.36

BioAmber	-0.31

Heidrick & Struggles International	-0.29

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Sector weightings remained largely unchanged from the end of 2015. The ongoing effects of Brexit, our strange election season, and volatile commodity prices all notwithstanding, we remain cautiously constructive on the outlook for the U.S. economy. This is reflected in our overweights in Information Technology, Industrials, and Consumer Discretionary, where we have been finding an intriguing overlap of relatively solid fundamentals and attractive valuations. We have also been selectively adding names in Health Care, as the biopharma segment has corrected, and select bank and other financial stocks as we wait—and wait—for the eventual normalization of interest rates. We have been researching and investing in micro-cap stocks for more than two decades and believe that our experience in this asset class can be a differentiator as the markets also continue to normalize.

6 | Royce Capital Fund 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RCMCX RCMSX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (12/27/96)

RCM	0.11	-11.43	-0.34	-1.22	2.45	6.05	9.46

Annual Operating Expenses: 1.33%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Russell Microcap’s Inception (6/30/00) Through 6/30/16

On a monthly rolling basis, the Fund outperformed the Russell Microcap in 75% of all 10-year periods; 68% of all 5-year periods; and 52% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	55/73	75%	7.9	6.3

5-year	91/133	68%	8.2	7.4

1-year	95/181	52%	10.1	9.9

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 27 for additional information.

Value of $10,000
Invested on 6/30/00 (Russell Microcap Inception)
as of 6/30/16 ($)

Includes reinvestment of distributions.

Top 10 Positions
% of Net Assets

ePlus	1.1

Resources Connection	1.0

Standard Motor Products	1.0

Kadant	1.0

DTS	0.9

Stein Mart	0.9

PC Connection	0.9

PDF Solutions	0.9

Navigant Consulting	0.9

Citi Trends	0.8

Portfolio Sector Breakdown
% of Net Assets

Information Technology	21.6

Industrials	17.9

Consumer Discretionary	14.8

Financials	10.9

Health Care	10.6

Energy	4.3

Materials	3.5

Consumer Staples	0.6

Telecommunication Services	0.5

Miscellaneous	3.6

Cash and Cash Equivalents	11.7

Calendar Year Total Returns (%)

YEAR	RCM

2015	-12.5

2014	-3.6

2013	21.0

2012	7.6

2011	-12.1

2010	30.1

2009	57.9

2008	-43.3

2007	4.0

2006	21.1

2005	11.6

2004	13.8

2003	49.2

2002	-12.9

2001	29.7

Upside/Downside Capture Ratios
Periods Ended 6/30/16 (%)
	UPSIDE	DOWNSIDE

10-Year	81	89

From 6/30/00 (Russell Microcap Inception)	90	77

Portfolio Diagnostics

Fund Net Assets	$364 million

Number of Holdings	172

Turnover Rate	27%

Average Market Capitalization[1]	$385 million

Weighted Average P/E Ratio[2,3]	17.8x

Weighted Average P/B Ratio[2]	1.7x

Active Share[4]	90%

U.S. Investments (% of Net Assets)	77.5%

Non-U.S. Investments (% of Net Assets)	10.8%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (21% of portfolio holdings as of 6/30/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Microcap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

Royce Capital Fund 2016 Semiannual Report to Shareholders | 7

MANAGER’S DISCUSSION
Royce Capital Fund–Small-Cap Portfolio (RCS)

Jay Kaplan, CFA

FUND PERFORMANCE
Royce Capital Fund–Small-Cap Portfolio was up 3.0% for the year-to-date period ended June 30, 2016, outpacing its small-cap benchmark, the Russell 2000 Index, which advanced 2.2% for the same period. Featuring a significant correction and increased volatility, the first quarter proved rewarding for strategies focused on valuation, profitability, and out-of-favor companies. Small-cap value cemented its leadership over small-cap growth, and the Fund handily outperformed its benchmark, up 9.1% versus a loss of 1.5%.

The second quarter then reversed some—though by no means all—of this encouraging trend, as defensive areas such as REITs and utilities roared back (along with certain high-growth and cyclical areas) while small-cap retailers, where the portfolio was significantly overweight, suffered a major correction. The result was a loss of 5.7% for the Fund while the Russell 2000 came back with a 3.8% gain in the second quarter. So while we were pleased with first-half performance overall, the second quarter was frustrating. Turning to longer-term periods, the Fund beat the Russell 2000 for the 15-year and since inception (12/27/96) periods ended June 30, 2016. Royce Capital Small-Cap’s average annual total return since inception was 10.4%.

WHAT WORKED... AND WHAT DIDN’T
Five of the Fund’s eight equity sectors made positive contributions to first-half performance. Information Technology made by far the biggest impact, more than doubling the net gain of Financials, the portfolio’s next-best performer. Consumer Staples also made a solid contribution. The electronic equipment, instruments & components group led all of the portfolio’s industry groups, thanks largely to terrific results for Fabrinet, which provides outsourced manufacturing to original equipment manufacturers of fiber optical communications and other components. The company has benefited from a vibrant cycle for fiber-driven telecommunications upgrades, most recently spurred by the growth of data centers and cloud computing. We reduced our position as its stock price climbed.

One of 2015’s biggest detractors, Genworth MI Canada, saw some welcome recovery in the first half. A residential mortgage insurer, its shares often move with the direction of energy prices. Concerns about mortgage losses in energy-dominated western Canada proved to be not nearly as dire as many were anticipating, which helped to bring buyers back to its stock. We trimmed our stake in the first half, though we think its recovery is still in its early stages. Alamo Group has been executing very effectively, helping its shares to rise. The company makes heavy duty, tractor-mounted mowing and vegetation maintenance equipment and replacement parts, for industrial and agricultural end-users. Its industrial and municipal businesses have been doing well—the budgets of many states, cities, and towns are stable or growing a bit—while its agricultural business has been sound on an absolute basis but strong in relation to its competitors. All of this helped to give it record-setting net sales and income in the fiscal first quarter.

Energy was the only sector with notable net losses in the first half. Although slotted in that sector, we see Matrix Service as more of an industrial engineering and construction company. Though it has a sizable exposure to energy—centering on large-scale construction projects—it also serves other industries. Yet it often trades in tandem with oil and gas price sentiment, and its shares mostly felt the effects of revised downward guidance issued in May and a series of write-offs the firm did for project overruns. However, Matrix also has a strong backlog of business in infrastructure and physical plant projects that we think can create shareholder value in the months ahead. Express led a long list of retailers that saw sluggish sales and an uncertain outlook depress stock prices. We added shares of Express and also held large stakes in Shoe Carnival, Dillard’s, American Eagle Outfitters, The Buckle, and DSW in hopes of an eventual recovery.

Relative to the Russell 2000, the Fund benefited most from effective stock selection in Information Technology and its underweight in biotechnology stocks. Stock picking was also a relative strength in insurance (Financials) and personal products (Consumer Staples). Conversely, ineffective stock picks hurt in professional services, machinery (both in Industrials), and multiline retail. Our lack of exposure to Utilities, a strong performer in the index, also hampered relative results.

Top Contributors to Performance Year-to-Date Through 6/30/16 (%)[1]

Genworth MI Canada	0.96

Fabrinet	0.88

Alamo Group	0.53

Genesco	0.39

Deckers Outdoor	0.38

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/16 (%)[2]

Express	-0.70

Matrix Service	-0.63

Moelis & Company Cl. A	-0.46

Korn/Ferry International	-0.43

Federal Signal	-0.41

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We believe there will continue to be higher volatility and low returns for stocks. Earnings growth will remain challenging. The U.S. economy continues to limp along while the strengthening U.S. dollar hurts exporters already facing heightened economic uncertainty in Europe. This helps to explain why the yield curve continues to flatten, with the 10-year Treasury making new lows—the bond market is not excited about the U.S. economy. Small-cap valuations no longer look cheap except in underperforming areas such as Consumer Discretionary, where we continue to invest and remained overweight at the end of June. We think the current low-expectation environment can create more long-term opportunities for our contrarian approach. It should therefore come as no surprise to our investors that the bulk of our activities have centered on building our exposure to out-of-favor areas such as professional services, road & rail (both in Industrials), and banks.

8 | Royce Capital Fund 2016 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RCPFX RCSSX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/16
	JAN-JUN 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (12/27/96)

RCS	2.97	-8.90	3.97	5.48	5.83	7.81	10.36

Annual Operating Expenses: 1.06%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 6/30/16

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 88% of all 10-year periods; 77% of all 5-year periods; and 55% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	101/115	88%	10.2	6.9

5-year	134/175	77%	11.0	7.4

1-year	123/223	55%	12.0	9.2

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 27 for additional information.

Value of $10,000
Invested on 12/27/96 as of 6/30/16 ($)

Includes reinvestment of distributions.

Top 10 Positions
% of Net Assets

Spirit Airlines	3.0

Genworth MI Canada	2.9

PC Connection	2.9

Shoe Carnival	2.9

Dillard’s Cl. A	2.8

American Eagle Outfitters	2.8

Buckle (The)	2.7

Vishay Intertechnology	2.7

Express	2.7

DSW Cl. A	2.6

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	33.2

Industrials	18.7

Financials	16.2

Information Technology	14.6

Consumer Staples	3.5

Energy	3.3

Health Care	1.7

Miscellaneous	0.7

Cash and Cash Equivalents	8.1

Calendar Year Total Returns (%)

YEAR	RCS

2015	-11.8

2014	3.2

2013	34.8

2012	12.5

2011	-3.3

2010	20.5

2009	35.2

2008	-27.2

2007	-2.1

2006	15.6

2005	8.6

2004	25.0

2003	41.1

2002	-13.8

2001	21.0

Upside/Downside Capture Ratios
Periods Ended 6/30/16 (%)
	UPSIDE	DOWNSIDE

10-Year	83	80

From 12/31/96 (Start of Fund’s First Full Quarter)	95	75

Portfolio Diagnostics

Fund Net Assets	$478 million

Number of Holdings	65

Turnover Rate	38%

Average Market Capitalization[1]	$1,077 million

Weighted Average P/E Ratio[2,3]	13.9x

Weighted Average P/B Ratio[2]	1.6x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	88.6%

Non-U.S. Investments (% of Net Assets)	3.3%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

Royce Capital Fund 2016 Semiannual Report to Shareholders | 9

Schedules of Investments

Royce Capital Fund - Micro-Cap Portfolio
Common Stocks – 88.3%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 14.8%
AUTO COMPONENTS - 3.7%
Drew Industries	24,279	$2,059,830
Fox Factory Holding [1]	146,100	2,537,757
Standard Motor Products	90,900	3,616,002
Stoneridge [1]	112,900	1,686,726
Superior Industries International	81,300	2,177,214
Unique Fabricating	88,500	1,185,015

		13,262,544

DISTRIBUTORS - 0.3%
Fenix Parts [1,2]	312,500	1,228,125

DIVERSIFIED CONSUMER SERVICES - 0.8%
American Public Education [1]	30	843
Capella Education	53,972	2,841,086

		2,841,929

HOUSEHOLD DURABLES - 0.7%
Cavco Industries [1]	28,104	2,633,345

INTERNET & CATALOG RETAIL - 0.4%
Gaiam Cl. A [1]	189,400	1,465,956

LEISURE PRODUCTS - 1.5%
Malibu Boats Cl. A [1]	175,300	2,117,624
MCBC Holdings	100,417	1,109,608
Smith & Wesson Holding Corporation [1]	81,900	2,226,042

		5,453,274

MEDIA - 0.7%
New Media Investment Group	141,100	2,549,677

SPECIALTY RETAIL - 5.5%
Boot Barn Holdings [1]	204,400	1,761,928
Buckle (The)	65,925	1,713,391
Build-A-Bear Workshop [1]	136,200	1,827,804
Cato Corporation (The) Cl. A	44,700	1,686,084
Citi Trends	195,986	3,043,663
Container Store Group (The) [1]	165,900	887,565
Kirkland’s [1]	189,180	2,777,162
Shoe Carnival	120,100	3,009,706
Stein Mart	427,378	3,299,358

		20,006,661

TEXTILES, APPAREL & LUXURY GOODS - 1.2%
Culp	90,849	2,510,158
Vera Bradley [1]	137,400	1,946,958

		4,457,116

Total (Cost $45,746,736)		53,898,627

CONSUMER STAPLES – 0.6%
FOOD PRODUCTS - 0.6%
Limoneira Company	98,400	1,733,808
Waterloo Investment Holdings [1,3]	1,303,907	365,094

Total (Cost $3,085,131)		2,098,902

ENERGY – 4.3%
ENERGY EQUIPMENT & SERVICES - 3.2%
Gulf Island Fabrication	309,834	2,150,248
Natural Gas Services Group [1]	101,300	2,319,770
Newpark Resources [1]	349,000	2,020,710
Profire Energy [1]	896,729	995,369
Tesco Corporation [1]	307,180	2,055,034
Total Energy Services	227,300	2,280,126

		11,821,257

OIL, GAS & CONSUMABLE FUELS - 1.1%
Ardmore Shipping	359,000	2,430,430
Panhandle Oil & Gas Cl. A	91,700	1,528,639

		3,959,069

Total (Cost $20,376,799)		15,780,326

FINANCIALS – 10.9%
BANKS - 2.0%
Blue Hills Bancorp	114,000	1,682,640
Caribbean Investment Holdings [1]	1,751,577	174,884
County Bancorp	60,600	1,249,572
John Marshall Bank [1,4]	33,158	533,181
Park Sterling	234,700	1,664,023
TriState Capital Holdings [1]	148,872	2,044,012

		7,348,312

CAPITAL MARKETS - 3.2%
FBR & Co.	94,375	1,409,019
Gluskin Sheff + Associates	189,900	2,450,275
Newtek Business Services	130,516	1,660,163
Pzena Investment Management Cl. A	195,300	1,486,233
Silvercrest Asset Management Group Cl. A	199,100	2,436,984
Westwood Holdings Group	38,527	1,995,699

		11,438,373

DIVERSIFIED FINANCIAL SERVICES - 0.6%
GAIN Capital Holdings	338,500	2,139,320

INSURANCE - 1.5%
Atlas Financial Holdings [1]	90,100	1,551,522
Blue Capital Reinsurance Holdings	75,392	1,395,506
eHealth [1]	187,100	2,623,142

		5,570,170

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.1%
AV Homes [1]	241,000	2,945,020
FRP Holdings [1]	30,640	1,057,080
Kennedy-Wilson Holdings	30	569

		4,002,669

THRIFTS & MORTGAGE FINANCE - 2.5%
Beneficial Bancorp [1]	117,140	1,490,020
Clifton Bancorp	141,400	2,130,898
HomeStreet [1]	90,300	1,798,776
Meridian Bancorp	155,200	2,293,856
Westfield Financial	194,354	1,496,526

		9,210,076

Total (Cost $43,112,134)		39,708,920

HEALTH CARE – 10.6%
BIOTECHNOLOGY - 2.3%
BioSpecifics Technologies [1]	42,600	1,701,444
Dynavax Technologies [1,2]	91,500	1,334,070
Genomic Health [1]	50,000	1,294,750
Progenics Pharmaceuticals [1]	392,100	1,654,662
Zealand Pharma [1]	133,258	2,389,243

		8,374,169

HEALTH CARE EQUIPMENT & SUPPLIES - 4.4%
AtriCure [1]	98,900	1,397,457
Avinger [1]	131,111	1,564,154
ConforMIS [1,2]	136,700	959,634
CryoLife	234,489	2,769,315
Novadaq Technologies [1,2]	113,879	1,120,569
Orthofix International [1]	43,000	1,823,200
SurModics [1]	97,578	2,291,132

10 | Royce Capital Fund 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce Capital Fund - Micro-Cap Portfolio (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE EQUIPMENT & SUPPLIES (continued)
Synergetics USA (Rights) [1,3]	246,900	$46,911
Syneron Medical [1]	282,685	2,173,848
Trinity Biotech ADR Cl. A [1,2]	162,170	1,839,008

		15,985,228

HEALTH CARE PROVIDERS & SERVICES - 1.2%
Landauer	73,100	3,008,796
Nobilis Health [1,2]	603,500	1,345,805

		4,354,601

LIFE SCIENCES TOOLS & SERVICES - 0.5%
Harvard Bioscience [1]	630,068	1,801,994

PHARMACEUTICALS - 2.2%
Agile Therapeutics [1]	193,700	1,474,057
BioDelivery Sciences International [1,2]	535,300	1,263,308
Intersect ENT [1]	104,500	1,351,185
Lipocine [1,2]	173,800	528,352
Relypsa [1,2]	87,900	1,626,150
Theravance Biopharma [1,2]	75,500	1,713,095

		7,956,147

Total (Cost $40,630,749)		38,472,139

INDUSTRIALS – 17.9%
AEROSPACE & DEFENSE - 0.9%
CPI Aerostructures [1]	224,044	1,377,871
Vectrus [1]	69,100	1,968,659

		3,346,530

COMMERCIAL SERVICES & SUPPLIES - 1.1%
Heritage-Crystal Clean [1]	181,734	2,218,972
Hudson Technologies [1]	528,700	1,903,320

		4,122,292

CONSTRUCTION & ENGINEERING - 1.2%
MYR Group [1]	73,338	1,765,979
Northwest Pipe [1]	225,300	2,428,734

		4,194,713

ELECTRICAL EQUIPMENT - 1.6%
LSI Industries	256,413	2,838,492
Power Solutions International [1]	74,100	1,322,685
†Revolution Lighting Technologies [1,2]	244,500	1,511,010

		5,672,187

INDUSTRIAL CONGLOMERATES - 0.7%
Raven Industries	138,100	2,615,614

MACHINERY - 6.5%
CIRCOR International	50,300	2,866,597
FreightCar America	121,091	1,701,329
Gorman-Rupp Company (The)	55,837	1,530,492
Graham Corporation	143,320	2,639,954
Kadant	69,631	3,586,693
Key Technology [1]	147,529	1,358,742
Lindsay Corporation	32,300	2,191,878
Lydall [1]	66,300	2,556,528
RBC Bearings [1]	25,922	1,879,345
Sun Hydraulics	48,000	1,425,120
Tennant Company	36,600	1,971,642

		23,708,320

MARINE - 0.7%
Clarkson	83,500	2,474,622

PROFESSIONAL SERVICES - 4.2%
CRA International [1]	96,006	2,421,271
GP Strategies [1]	61,208	1,327,602
Heidrick & Struggles International	113,600	1,917,568
Kforce	158,100	2,670,309
Navigant Consulting [1]	194,100	3,134,715
Resources Connection	253,654	3,749,006

		15,220,471

ROAD & RAIL - 1.0%
Marten Transport	125,785	2,490,543
Patriot Transportation Holding [1]	58,608	1,139,926

		3,630,469

Total (Cost $56,762,256)		64,985,218

INFORMATION TECHNOLOGY – 21.6%
COMMUNICATIONS EQUIPMENT - 1.6%
CalAmp Corporation [1]	126,500	1,873,465
Digi International [1]	189,084	2,028,871
KVH Industries [1]	256,900	1,978,130

		5,880,466

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.5%
CUI Global [1]	177,562	896,688
DTS [1]	126,700	3,351,215
ePlus [1]	47,596	3,892,877
Fabrinet [1]	71,169	2,641,793
Mesa Laboratories	18,000	2,214,000
Neonode [1,2]	834,865	1,218,903
Novanta [1]	183,500	2,780,025
Orbotech [1]	102,100	2,608,655
PC Connection	135,100	3,215,380
Rogers Corporation [1]	28,900	1,765,790
Vishay Precision Group [1]	195,500	2,623,610

		27,208,936

INTERNET SOFTWARE & SERVICES - 1.3%
Intralinks Holdings [1]	245,100	1,593,150
QuinStreet [1]	806,400	2,862,720
UrtheCast Corporation [1]	350,700	266,021

		4,721,891

IT SERVICES - 1.0%
Cass Information Systems	41,300	2,135,210
Computer Task Group	328,942	1,634,842

		3,770,052

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.5%
Axcelis Technologies [1]	204,700	550,643
Brooks Automation	222,400	2,495,328
Nanometrics [1]	126,200	2,623,698
NeoPhotonics Corporation [1]	199,300	1,899,329
PDF Solutions [1]	229,000	3,203,710
Photronics [1]	269,000	2,396,790
Rudolph Technologies [1]	172,893	2,685,028
Sigma Designs [1]	255,000	1,639,650
Silicon Motion Technology ADR	54,900	2,624,220
Ultra Clean Holdings [1]	257,100	1,462,899
Xcerra Corporation [1]	384,300	2,209,725

		23,791,020

SOFTWARE - 2.9%
Attunity [1]	189,300	1,762,383
Computer Modelling Group	229,400	1,835,981
QAD Cl. A	100,700	1,940,489
Rubicon Project [1]	169,900	2,319,135
SeaChange International [1]	458,700	1,463,253

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2016 Semiannual Report to Shareholders | 11

Schedules of Investments

Royce Capital Fund - Micro-Cap Portfolio (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SOFTWARE (continued)
Zix Corporation [1]	285,500	$1,070,625

		10,391,866

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.8%
Avid Technology [1]	190,600	1,107,386
Super Micro Computer [1]	68,011	1,690,074

		2,797,460

Total (Cost $79,692,583)		78,561,691

MATERIALS – 3.5%
CHEMICALS - 2.1%
BioAmber [1]	335,679	1,000,323
FutureFuel Corporation	206,000	2,241,280
Quaker Chemical	28,388	2,532,210
Trecora Resources [1]	186,700	1,947,281

		7,721,094

METALS & MINING - 1.4%
Haynes International	85,170	2,732,253
McEwen Mining	324,396	1,248,925
Richmont Mines [1]	121,900	1,122,699

		5,103,877

Total (Cost $13,563,438)		12,824,971

TELECOMMUNICATION SERVICES – 0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
ORBCOMM [1]	182,100	1,811,895

Total (Cost $1,095,399)		1,811,895

MISCELLANEOUS [5] – 3.6%

Total (Cost $12,006,010)		12,996,426

TOTAL COMMON STOCKS

(Cost $316,071,235)		321,139,115

REPURCHASE AGREEMENT– 11.7%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$42,313,035 (collateralized by obligations of various U.S. Government Agencies, 0.125%
due 4/15/19, valued at $43,159,500)

(Cost $42,313,000)		42,313,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.4%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.2459%)

(Cost $8,800,633)		8,800,633

TOTAL INVESTMENTS – 102.4%

(Cost $367,184,868)		372,252,748

LIABILITIES LESS CASH AND OTHER ASSETS – (2.4)%		(8,574,174)

NET ASSETS – 100.0%		$363,678,574

Royce Capital Fund - Small-Cap Portfolio
Common Stocks – 91.9%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 33.2%
AUTO COMPONENTS - 3.3%
Dorman Products [1]	9,300	$531,960
Gentex Corporation	744,028	11,495,233
STRATTEC SECURITY	85,378	3,480,861

		15,508,054

HOUSEHOLD DURABLES - 0.6%
Flexsteel Industries	77,400	3,066,588

MEDIA - 1.6%
Saga Communications Cl. A	198,367	7,843,431

MULTILINE RETAIL - 2.8%
Dillard’s Cl. A	219,715	13,314,729

SPECIALTY RETAIL - 19.5%
American Eagle Outfitters	835,065	13,302,585
Buckle (The)	498,154	12,947,023
Cato Corporation (The) Cl. A	278,738	10,513,997
DSW Cl. A	597,527	12,655,622
†Express [1]	877,321	12,729,928
Genesco [1]	153,160	9,849,720
Shoe Carnival	545,120	13,660,707
Stein Mart	949,761	7,332,155

		92,991,737

TEXTILES, APPAREL & LUXURY GOODS - 5.4%
Deckers Outdoor [1]	162,858	9,367,592
G-III Apparel Group [1]	203,908	9,322,674
Movado Group	180,213	3,907,018
Steven Madden [1]	98,691	3,373,258

		25,970,542

Total (Cost $169,713,982)		158,695,081

CONSUMER STAPLES – 3.5%
FOOD & STAPLES RETAILING - 1.7%
Village Super Market Cl. A	285,102	8,236,597

PERSONAL PRODUCTS - 1.8%
Nu Skin Enterprises Cl. A	182,192	8,415,448

Total (Cost $15,547,561)		16,652,045

ENERGY – 3.3%
ENERGY EQUIPMENT & SERVICES - 3.3%
Helmerich & Payne	46,400	3,114,832
Matrix Service [1]	661,088	10,901,341
Unit Corporation [1]	128,031	1,992,162

Total (Cost $17,224,531)		16,008,335

FINANCIALS – 16.2%
BANKS - 5.1%
Ames National	187,292	5,023,171
Camden National	210,047	8,821,974
City Holding Company	56,998	2,591,699
CNB Financial	125,500	2,233,900
Codorus Valley Bancorp	23,785	484,501
National Bankshares	78,880	2,754,490
Northrim BanCorp	98,600	2,592,194

		24,501,929

CAPITAL MARKETS - 3.5%
Federated Investors Cl. B	212,797	6,124,298
Moelis & Company Cl. A	471,533	10,609,492

		16,733,790

INSURANCE - 2.0%
Reinsurance Group of America	100,300	9,728,097

12 | Royce Capital Fund 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Royce Capital Fund - Small-Cap Portfolio (continued)

	SHARES	VALUE

FINANCIALS (continued)
THRIFTS & MORTGAGE FINANCE - 5.6%
Genworth MI Canada	541,950	$13,901,640
Southern Missouri Bancorp	7,291	171,557
TrustCo Bank Corp. NY	1,969,786	12,626,328

		26,699,525

Total (Cost $66,044,702)		77,663,341

HEALTH CARE – 1.7%
HEALTH CARE PROVIDERS & SERVICES - 1.7%
Aceto Corporation	115,400	2,526,106
Ensign Group (The)	268,995	5,651,585

Total (Cost $8,402,208)		8,177,691

INDUSTRIALS – 18.7%
AIRLINES - 3.0%
†Spirit Airlines [1]	315,853	14,172,324

BUILDING PRODUCTS - 0.7%
†Apogee Enterprises	75,100	3,480,885

COMMERCIAL SERVICES & SUPPLIES - 0.7%
UniFirst Corporation	27,319	3,161,355

CONSTRUCTION & ENGINEERING - 1.1%
MYR Group [1]	212,053	5,106,236

MACHINERY - 5.7%
Alamo Group	122,781	8,099,863
Federal Signal	511,004	6,581,731
Miller Industries [6]	609,765	12,555,061

		27,236,655

PROFESSIONAL SERVICES - 2.8%
Korn/Ferry International	263,846	5,461,612
TrueBlue [1]	424,745	8,036,176

		13,497,788

ROAD & RAIL - 4.7%
†Old Dominion Freight Line [1]	59,604	3,594,717
Saia [1]	430,048	10,811,407
Werner Enterprises	359,599	8,259,989

		22,666,113

Total (Cost $91,767,607)		89,321,356

INFORMATION TECHNOLOGY – 14.6%
COMMUNICATIONS EQUIPMENT - 2.0%
Brocade Communications Systems	744,000	6,829,920
TESSCO Technologies	197,884	2,748,609

		9,578,529

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.2%
Benchmark Electronics [1]	429,632	9,086,717
Fabrinet [1]	51,135	1,898,131
†Fitbit Cl. A [1,2]	259,500	3,171,090
PC Connection	577,242	13,738,360
ScanSource [1]	92,086	3,417,311
Vishay Intertechnology	1,036,299	12,839,745

		44,151,354

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.5%
MKS Instruments	161,476	6,953,156

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.9%
Super Micro Computer [1]	363,611	9,035,733

Total (Cost $69,020,326)		69,718,772

MISCELLANEOUS [5] – 0.7%

Total (Cost $3,096,862)		3,167,140

TOTAL COMMON STOCKS

(Cost $440,817,779)		439,403,761

REPURCHASE AGREEMENT – 7.0%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value
$33,535,028 (collateralized by obligations of various U.S. Government Agencies, 0.125%
due 4/15/19, valued at $34,209,638)

(Cost $33,535,000)		33,535,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.4%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.2459%)

(Cost $2,102,513)		2,102,513

TOTAL INVESTMENTS – 99.3%

(Cost $476,455,292)		475,041,274

CASH AND OTHER ASSETS LESS LIABILITIES – 0.7%		3,209,526

NET ASSETS – 100.0%		$478,250,800

†	New additions in 2016.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at June 30, 2016.
[3]
Securities for which market quotations are not readily available represent 0.1% of net assets for Royce Micro-Cap Portfolio. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	This security is defined as a Level 2 security due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Includes securities first acquired in 2016 and less than 1% of net assets.
[6]
At June 30, 2016, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2016, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2016 Semiannual Report to Shareholders | 13

Statements of Assets and Liabilities	June 30, 2016 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$329,939,748	$428,951,213

Affiliated Companies	–	12,555,061

Repurchase agreements (at cost and value)	42,313,000	33,535,000

Cash and foreign currency	363	701

Receivable for investments sold	1,418,944	2,716,447

Receivable for capital shares sold	270,356	6,721,282

Receivable for dividends and interest	317,022	403,870

Prepaid expenses and other assets	2,653	5,910

Total Assets	374,262,086	484,889,484

LIABILITIES:
Payable for collateral on loaned securities	8,800,633	2,102,513

Payable for investments purchased	1,055,068	3,850,062

Payable for capital shares redeemed	263,491	190,510

Payable for investment advisory fees	374,773	375,523

Payable for trustees’ fees	14,979	22,686

Accrued expenses	74,568	97,390

Total Liabilities	10,583,512	6,638,684

Net Assets	$363,678,574	$478,250,800

ANALYSIS OF NET ASSETS:
Paid-in capital	$353,670,181	$381,547,408

Undistributed net investment income (loss)	1,262,440	10,101,213

Accumulated net realized gain (loss) on investments and foreign currency	3,690,740	88,016,197

Net unrealized appreciation (depreciation) on investments and foreign currency	5,055,213	(1,414,018)

Net Assets	$363,678,574	$478,250,800

Investment Class	$336,411,940	$329,304,186

Service Class	27,266,634	148,946,614

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	35,995,708	37,939,389

Service Class	2,967,287	17,516,293

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
(offering and redemption price per share)

Investment Class	$9.35	$8.68

Service Class	9.19	8.50

Investments at identified cost	$324,871,868	$442,920,292

Market value of loaned securities	8,364,888	2,055,416

14 | Royce Capital Fund 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio
	Six Months Ended 6/30/16 (unaudited)	Year Ended 12/31/15	Six Months Ended 6/30/16 (unaudited)	Year Ended 12/31/15

INVESTMENT OPERATIONS:
Net investment income (loss)	$147,404	$1,141,836	$1,972,589	$8,163,381

Net realized gain (loss) on investments and foreign currency	14,474,106	(8,459,715)	3,968,336	84,701,438

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(16,362,391)	(52,144,433)	2,785,350	(176,739,507)

Net increase (decrease) in net assets from investment operations	(1,740,881)	(59,462,312)	8,726,275	(83,874,688)

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	(2,901,869)

Service Class	–	–	–	(531,216)

Net realized gain on investments and foreign currency
Investment Class	–	(22,732,913)	–	(83,492,081)

Service Class	–	(1,477,528)	–	(30,905,513)

Total distributions	–	(24,210,441)	–	(117,830,679)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold

Investment Class	8,265,744	23,057,875	26,817,352	58,598,873

Service Class	11,740,873	21,743,323	114,473,912	108,464,616

Distributions reinvested

Investment Class	–	22,732,913	–	86,393,950

Service Class	–	1,477,528	–	31,436,729

Value of shares redeemed

Investment Class	(40,829,669)	(83,133,268)	(65,019,294)	(219,205,561)

Service Class	(7,676,674)	(21,081,964)	(91,290,401)	(174,837,530)

Net increase (decrease) in net assets from capital share transactions	(28,499,726)	(35,203,593)	(15,018,431)	(109,148,923)

Net Increase (Decrease) in Net Assets	(30,240,607)	(118,876,346)	(6,292,156)	(310,854,290)

NET ASSETS:

Beginning of period	393,919,181	512,795,527	484,542,956	795,397,246

End of period	$363,678,574	$393,919,181	$478,250,800	$484,542,956

Undistributed Net Investment Income (Loss) at End of Period	$1,262,440	$1,115,036	$10,101,213	$8,128,623

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2016 Semiannual Report to Shareholders | 15

Statements of Operations	Six Months Ended June 30, 2016 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

INVESTMENT INCOME:
INCOME:
Dividends

Non-Affiliated Companies	$2,518,713	$4,717,724

Affiliated Companies	–	212,716

Foreign withholding tax	(20,459)	(66,818)

Interest	4,835	3,326

Securities lending	109,180	791

Total income	2,612,269	4,867,739

EXPENSES:
Investment advisory fees	2,250,499	2,479,391

Distribution fees	25,843	191,775

Shareholder reports	48,050	54,159

Administrative and office facilities	42,161	59,084

Custody	32,467	28,178

Trustees’ fees	28,739	40,547

Audit	22,921	14,958

Shareholder servicing	6,737	6,648

Legal	3,518	4,869

Other expenses	10,372	15,542

Total expenses	2,471,307	2,895,151

Compensating balance credits	(35)	(1)

Fees waived by distributor	(4,135)	–

Expenses reimbursed by investment adviser	(2,272)	–

Net expenses	2,464,865	2,895,150

Net investment income (loss)	147,404	1,972,589

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	14,494,720	3,929,687

Investments in Affiliated Companies	–	35,122

Foreign currency transactions	(20,614)	3,527

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	(16,364,849)	2,785,350

Other assets and liabilities denominated in foreign currency	2,458	–

Net realized and unrealized gain (loss) on investments and foreign currency	(1,888,285)	6,753,686

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(1,740,881)	$8,726,275

16 | Royce Capital Fund 2016 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets			Ratio of Net

			Net Realized and		Distributions	Distributions from								Investment
	Net Asset Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain on		Net Asset		Net Assets,	Prior to Fee			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Value, End of		End of Period	Waivers and	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Period	Total Return	(in thousands)	Balance Credits	Waivers	Waivers	Assets	Turnover Rate

Micro-Cap Portfolio–Investment Class
2016†	$9.34	$0.00	$0.01	$0.01	$–	$–	$–	$9.35	0.11%[1]	$336,412	1.36%[2]	1.36%[2]	1.36%[2]	0.09%[2]	27%

2015	11.37	0.03	(1.45)	(1.42)	–	(0.61)	(0.61)	9.34	(12.46)	369,991	1.32	1.32	1.32	0.27	51

2014	12.83	(0.04)	(0.44)	(0.48)	–	(0.98)	(0.98)	11.37	(3.58)	485,434	1.30	1.30	1.30	(0.32)	25

2013	10.95	(0.04)	2.32	2.28	(0.06)	(0.34)	(0.40)	12.83	20.99	572,666	1.32	1.32	1.32	(0.36)	30

2012	10.41	0.04	0.74	0.78	–	(0.24)	(0.24)	10.95	7.60	543,516	1.33	1.33	1.33	0.39	21

2011	12.18	(0.03)	(1.45)	(1.48)	(0.29)	–	(0.29)	10.41	(12.10)	569,498	1.32	1.32	1.32	(0.31)	35

Micro-Cap Portfolio–Service Class
2016†	$9.20	$(0.00)	$(0.01)	$(0.01)	$–	$–	$–	$9.19	(0.11)%[1]	$27,267	1.64%[2]	1.64%[2]	1.58%[2]	(0.11)%[2]	27%

2015	11.23	0.00	(1.42)	(1.42)	–	(0.61)	(0.61)	9.20	(12.61)	23,928	1.60	1.60	1.56	0.01	51

2014	12.72	(0.07)	(0.44)	(0.51)	–	(0.98)	(0.98)	11.23	(3.84)	27,362	1.57	1.57	1.57	(0.60)	25

2013	10.87	(0.07)	2.30	2.23	(0.04)	(0.34)	(0.38)	12.72	20.65	40,753	1.60	1.60	1.58	(0.62)	30

2012	10.35	0.03	0.73	0.76	–	(0.24)	(0.24)	10.87	7.45	36,764	1.59	1.59	1.55	0.27	21

2011	12.13	(0.11)	(1.39)	(1.50)	(0.28)	–	(0.28)	10.35	(12.26)	26,096	1.60	1.60	1.49	(0.46)	35

Small-Cap Portfolio–Investment Class
2016†	$8.43	$0.04	$0.21	$0.25	$–	$–	$–	$8.68	2.97%[1]	$329,304	1.09%[2]	1.09%[2]	1.09%[2]	0.89%[2]	38%

2015	12.65	0.17	(1.66)	(1.49)	(0.09)	(2.64)	(2.73)	8.43	(11.80)	356,258	1.06	1.06	1.06	1.26	59

2014	13.92	0.06	0.35	0.41	(0.02)	(1.66)	(1.68)	12.65	3.24	577,222	1.05	1.05	1.05	0.44	36

2013	11.03	0.03	3.75	3.78	(0.14)	(0.75)	(0.89)	13.92	34.75	736,917	1.05	1.05	1.05	0.13	43

2012	10.07	0.15	1.10	1.25	(0.01)	(0.28)	(0.29)	11.03	12.50	623,830	1.06	1.06	1.06	1.37	62

2011	10.45	0.01	(0.35)	(0.34)	(0.04)	–	(0.04)	10.07	(3.28)	651,243	1.05	1.05	1.05	0.11	36

Small-Cap Portfolio–Service Class
2016†	$8.27	$0.02	$0.21	$0.23	$–	$–	$–	$8.50	2.78%[1]	$148,947	1.34%[2]	1.34%[2]	1.34%[2]	0.58%[2]	38%

2015	12.44	0.13	(1.62)	(1.49)	(0.04)	(2.64)	(2.68)	8.27	(11.97)	128,285	1.31	1.31	1.31	1.00	59

2014	13.74	0.03	0.33	0.36	–	(1.66)	(1.66)	12.44	2.92	218,175	1.30	1.30	1.30	0.21	36

2013	10.91	(0.02)	3.73	3.71	(0.13)	(0.75)	(0.88)	13.74	34.44	232,189	1.31	1.31	1.31	(0.12)	43

2012	9.98	0.15	1.06	1.21	(0.00)	(0.28)	(0.28)	10.91	12.22	148,613	1.31	1.31	1.30	1.41	62

2011	10.38	(0.01)	(0.36)	(0.37)	(0.03)	–	(0.03)	9.98	(3.55)	79,565	1.30	1.30	1.26	(0.02)	36

†	Six months ended June 30, 2016 (unaudited).
[1]	Not annualized
[2]	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2016 Semiannual Report to Shareholders | 17

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2016. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Micro-Cap Portfolio
Common Stocks	$314,682,561	$6,044,549	$412,005	$321,139,115

Cash Equivalents	8,800,633	42,313,000	–	51,113,633

18 | Royce Capital Fund 2016 Semiannual Report to Shareholders

VALUATION OF INVESTMENTS (continued):
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Small-Cap Portfolio
Common Stocks	$439,403,761	$–	$–	$439,403,761

Cash Equivalents	2,102,513	33,535,000	–	35,637,513

Level 3 Reconciliation:

	BALANCE AS OF 12/31/15	PURCHASES	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/16

Micro-Cap Portfolio

Common Stocks	$412,005	$ –	$ –	$412,005

1 The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

     The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT 6/30/16	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	IMPACT TO VALUATION FROM AN INCREASE IN INPUT[1]

Micro-Cap Portfolio

Common Stocks	$412,005	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

1 This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at June 30, 2016 are overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SECURITIES LENDING:

The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Royce Capital Fund 2016 Semiannual Report to Shareholders | 19

Notes to Financial Statements (unaudited) (continued)

SECURITIES LENDING (continued):

The following table presents by financial instrument, each Fund’s assets and liabilities net of related collateral held by each Fund at and June 30, 2016:

	GROSS AMOUNT OF ASSETS AND
	LIABILITIES IN THE STATEMENTS OF
	ASSETS AND LIABILITIES[1,2]	COLLATERAL RECEIVED AND PLEDGED	NET AMOUNT

Micro-Cap Portfolio

Securities on Loan/Collateral on Loaned Securities	$ 8,800,633	$ (8,800,633)	$ –

Small-Cap Portfolio

Securities on Loan/Collateral on Loaned Securities	2,102,513	(2,102,513)	–

[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.
[2]	The remaining contractual maturity of collateral shown is overnight and continuous.

DISTRIBUTIONS AND TAXES:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:

The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:

The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 14, 2016. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate or One-Month LIBOR rate. The Funds did not utilize the line of credit during the six months ended June 30, 2016.

Capital Share Transactions (in shares):
			SHARES ISSUED FOR REINVESTMENT				NET INCREASE (DECREASE) IN
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARES OUTSTANDING

	Six Months Ended		Six Months Ended		Six Months Ended		Six Months Ended
	6/30/16	Year Ended	6/30/16	Year Ended	6/30/16	Year Ended	6/30/16	Year Ended
	(unaudited)	12/31/15	(unaudited)	12/31/15	(unaudited)	12/31/15	(unaudited)	12/31/15

Micro-Cap Portfolio
Investment Class	913,155	2,193,270	–	2,452,310	(4,516,689)	(7,730,897)	(3,603,534)	(3,085,317)

Service Class	1,265,131	1,948,437	–	161,832	(899,444)	(1,944,861)	365,687	165,408

Small-Cap Portfolio
Investment Class	3,110,753	4,944,917	–	10,248,393	(7,441,335)	(18,553,322)	(4,330,582)	(3,360,012)

Service Class	12,954,860	8,803,822	–	3,801,297	(10,956,971)	(14,618,708)	1,997,889	(2,013,589)

20 | Royce Capital Fund 2016 Semiannual Report to Shareholders

Investment Adviser and Distributor:

INVESTMENT ADVISER:

Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to reimburse class-specific expenses (excluding acquired fund fees and expenses) to the extent necessary to maintain the net annual operating expense ratio to average net assets at or below 1.58% for the Service Class of Micro-Cap Portfolio through April 30, 2017. For the six months ended June 30, 2016, Micro-Cap Portfolio recorded advisory fees of $2,250,499 and Small-Cap Portfolio recorded advisory fees of $2,479,391.

DISTRIBUTOR:

Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the six months ended June 30, 2016, Micro-Cap Portfolio-Service Class recorded net distribution fees of $21,708 and Small-Cap Portfolio-Service Class recorded net distribution fees of $191,775.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2016, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES

Micro-Cap Portfolio	$ 89,775,033	$114,667,508

Small-Cap Portfolio	181,390,139	217,319,558

Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the six months ended June 30, 2016, were as follows:

	COST OF PURCHASES	COST OF SALES	REALIZED GAIN (LOSS)

Micro-Cap Portfolio	$ –	$ 214,065	$ (20,757)

Small-Cap Portfolio	1,328,862	–	–

Class Specific Expenses:
Class specific expenses were as follows for the six months ended June 30, 2016:

	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER	TRANSFER AGENT		CLASS LEVEL EXPENSES REIMBURSED
	FEES	SERVICING	REPORTS	BALANCE CREDITS	TOTAL	BY INVESTMENT ADVISER

Micro-Cap Portfolio – Investment Class	$–	$3,588	$44,880	$(1)	$48,467	$–

Micro-Cap Portfolio – Service Class	21,708	3,149	3,170	(1)	28,026	2,272

	21,708	6,737	48,050	(2)		2,272

Small-Cap Portfolio – Investment Class	–	3,470	42,167	(1)	45,636	–

Small-Cap Portfolio – Service Class	191,775	3,178	11,992	–	206,945	–

	191,775	6,648	54,159	(1)		–

TAX INFORMATION:
At June 30, 2016, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED

	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation

Micro-Cap Portfolio	$367,291,529	$ 4,961,219	$ 52,894,027	$ 47,932,808

Small-Cap Portfolio	477,977,144	(2,935,870)	41,050,562	43,986,432

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Transactions in Affiliated Companies:
An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2016:

	SHARES	MARKET VALUE	COST OF	COST OF	REALIZED	DIVIDEND	SHARES	MARKET VALUE
AFFILIATED COMPANY	12/31/15	12/31/15	PURCHASES	SALES	GAIN (LOSS)	INCOME	6/30/16	6/30/16

Small-Cap Portfolio

Miller Industries	641,245	$13,966,316	$ –	$644,135	$35,122	$212,716	609,765	$12,555,061

		13,966,316			35,122	212,716		12,555,061

Subsequent Events:

On August 26, 2016, it is anticipated that there will be a significant shareholder redemption from the Micro-Cap Portfolio. The total redemption proceeds were valued at $171,704,361 or 47% of net assets as of June 30, 2016.

Royce Capital Fund 2016 Semiannual Report to Shareholders | 21

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2016, and held for the entire six-month period ended June 30, 2016. Service Class shares are generally available only through certain insurance companies who receive service fees from the Fund for services that they perform.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2016 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)

	Beginning Account	Ending Account Value	Expenses Paid During	Beginning Account	Ending Account Value	Expenses Paid During	Annualized Expense
	Value 1/1/16	6/30/16	the Period[1]	Value 1/1/16	6/30/16	the Period[1]	Ratio[2]

Investment Class
Micro-Cap Portfolio	$1,000.00	$1,001.07	$6.77	$1,000.00	$1,018.10	$6.82	1.36%

Small-Cap Portfolio	1,000.00	1,029.66	5.50	1,000.00	1,019.44	5.47	1.09%

Service Class
Micro-Cap Portfolio	1,000.00	998.91	7.85	1,000.00	1,017.01	7.92	1.58%

Small-Cap Portfolio	1,000.00	1,027.81	6.76	1,000.00	1,018.20	6.72	1.34%

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half-year divided by 366 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts investing in the Fund.
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

22 | Royce Capital Fund 2016 Semiannual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1
Age: 76 | Number of Funds Overseen: 23 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (July 2014-June 2016), President (1972-July 2014) of Royce.

Christopher D. Clark, Trustee1, President
Age: 51 | Number of Funds Overseen: 23 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director and, since June 2015, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 67 | Number of Funds Overseen: 23 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Stephen L. Isaacs, Trustee
Age: 76 | Number of Funds Overseen: 23 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 74 | Number of Funds Overseen: 44 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 76 | Number of Funds Overseen: 23 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 70 | Number of Funds Overseen: 44 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee
Age: 58 | Number of Funds Overseen: 23 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 48 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 54 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 50 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 49 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce; Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 56 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.
Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

Royce Capital Fund 2016 Semiannual Report to Shareholders | 23

Board Approval of Investment Advisory Agreement

At meetings held on June 2-3, 2016, the Board of Trustees of Royce Capital Fund (the “Board”), including all of the non-interested trustees, approved an amended and restated investment advisory agreement (the “Investment Advisory Agreement”) between Royce & Associates, LP (formerly Royce & Associates, LLC) (“R&A”) and Royce Capital Fund (“RCF”) relating to each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (together, the “Funds”). The Investment Advisory Agreement was amended and restated to reflect R&A’s change in organizational form from a limited liability company to a limited partnership; the amended and restated Investment Advisory Agreement is substantially identical to the previously existing agreement. In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for each Fund with other mutual funds in its “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, and brokerage and execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process such as allocation of brokerage commissions, “soft dollar” research services R&A receives, payments made to affiliates of R&A, as well as payments made by R&A, relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the Investment Advisory Agreement, the non-interested trustees received with assistance and advice from, and met separately with, their independent legal counsel. While continuation of the investment advisory arrangements for each Fund were considered at the same Board meeting, the trustees dealt with each Fund separately. Among other factors, the trustees noted that they considered the following:

The nature, extent and quality of services provided by R&A:
The Board considered the following factors to be of fundamental importance to their consideration of whether to approve each Investment Advisory Agreement: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing open-end mutual funds and closed-end funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds and providing expansive shareholder reporting and communications. The Board reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between RCF and R&A. The Board determined that the services to be provided to each Fund by R&A would be the same as those that it previously provided to each Fund. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the Board noted R&A’s ability to attract and retain qualified and experienced personnel. The Board concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

Investment performance of the Funds and R&A:
In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of each Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. The trustees noted that Royce Small-Cap Portfolio’s (“RCS”) Sharpe Ratio placed in the 4th quartile, 4th quartile, and 3rd quartile within Morningstar’s Small Blend category for the 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2015. The Board also noted that Royce Micro-Cap Portfolio’s (“RCM”) Sharpe Ratio ranked in the 4th quartile within Morningstar’s Small Blend category for each of the 3-year, 5-year, and 10-year periods ended December 31, 2015. It was noted that RCS’s and RCM’s focus on high quality (e.g., those with solid balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital) and cyclical companies had hurt their relative performance during the post-2008 market period that has been marked by historically low interest rates and significant U.S. Federal Reserve market intervention as highly leveraged, non-earning companies and yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities) have generally outperformed their higher quality and cyclical counterparts during this period.

In addition to each Fund’s risk-adjusted performance, the Board also reviewed and considered each Fund’s absolute total returns, down market performance, and long-term performance records over periods of 10 years or longer. Each Board also considered it important to look beyond the current snapshot of performance as of December 31, 2015 and therefore examined extended performance histories for each Fund using monthly rolling average return periods through March 31, 2016. The Board also took note of recent financial market trends, including widening high yield credit spreads and more difficult/expensive access to capital for many companies. While the Board recognized that a quarter does not define a trend, it noted that RCS outperformed the Russell 2000 Index for the 3-month, 1-year, 3-year, 10-year periods ended March 31, 2016 while RCM outperformed the Russell Microcap Index for the 3-month and 1-year periods ended March 31, 2016.

The Board noted that R&A manages a number of funds that invest in micro-cap, small-cap, and mid-cap issuers, many of which had outperformed their benchmark indices and their competitors during the periods prior to the U.S. Federal Reserve’s near zero interest rate policy and related market interventions. Although the Board recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing equity mutual funds to manage each Fund. The Board determined that R&A continued to be an appropriate investment adviser for each Fund and concluded that each Fund’s performance supported the approval of the relevant Investment Advisory Agreement.

24 | Royce Capital Fund 2016 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreement (continued)

Cost of the services provided and profits realized by R&A from its relationship with each Fund:
The Board considered the cost of the services provided by R&A and the profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The Board concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:
The Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The Board concluded that the current fee structure for each Fund was reasonable, that shareholders sufficiently participated in economies of scale and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:
The Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreement to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to which entity is responsible for particular types of expenses. It was noted that RCM’s net expense ratio of 1.32% placed in the 3rd quartile, 11 basis points higher than its peer group median, primarily due to its higher investment advisory fee as compared to its peer group median. The Board further noted that RCM’s net expense ratio was actually 14 basis points lower than the average expense ratio for the 58 non-institutional, non-ETF domestic funds with weighted average market capitalizations of less than $1 billion in the Morningstar peer group. The Board noted that RCS’s net expense ratio of 1.06% placed in the 4th quartile, 17 basis points higher than its peer group median, primarily due to its higher investment advisory fee as compared to its peer group median. The Board further noted that RCS’s net expense ratio was actually 32 basis points lower than the average expense ratio for the 179 non-institutional, non-ETF, non-index, small-cap funds in the Morningstar peer group.

The Board also noted that R&A manages each Fund in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. R&A presented a chart to the Board which demonstrated that funds with high active share scores had higher expense ratios than funds with lower active share scores due to the resources required for the active management of those funds. The Board noted that the active shares for RCM and RCS were 89% and 97%, respectively, for the calendar year ended December 31, 2015.

The Board further noted that R&A had, from time to time, waived advisory fees in order to maintain expense ratios at competitive levels. The trustees also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of service that R&A provides to registered investment companies such as the Funds as compared to other accounts, each Fund’s advisory fees compared favorably to these other accounts.

It was noted that no single factor was cited as determinative to the decision of the Board. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the non-interested trustees, approved the amended and restated Investment Advisory Agreement, concluding that the amended and restated Investment Advisory Agreement with substantially identical terms as the previously existing agreement was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

Royce Capital Fund 2016 Semiannual Report to Shareholders | 25

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2016, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2016 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referenced are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large-Cap Index is an index of global large-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied overtime. The greater the standard deviation, the greater a fund’s volatility. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The value score is subtracted from the growth score to determine the overall style score. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

Royce Capital Fund–Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund–Small-Cap Portfolio invests primarily in securities of small-cap companies. Investments in these types of companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio may each invest up to 25% its assets in foreign securities that may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and a Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free), and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

26 | Royce Capital Fund 2016 Semiannual Report to Shareholders

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GET THE LATEST INSIGHTS AND NEWS ON THE ROYCE FUNDS

CHUCK ROYCE IN BARRON’S
Chuck spoke with Ben Levisohn of Barron’s about “an often-overlooked corner of the alternative-investment world: alternative-asset-management companies” and his thoughts on the prospects for active small-cap management, for the paper’s “Alternatives Monthly” pull-out section entitled, “Why Alt Stocks Are a Value Investor’s Dream.”

WHY ARE THE MARKETS PRONE TO BLACK SWANS?
Portfolio Manager Charlie Dreifus discusses how the current climate of slow growth, high valuations, and interventionist monetary policy makes the markets potentially vulnerable to black swan events.

RECENT NEWS
Watch Co-CIO Francis Gannon discuss major transitions in the small-cap space with financial journalist and television host Liz Claman.

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About The Royce Funds

Unparalleled Knowledge + Experience Pioneers in small-cap investing, with 40+ years of experience, depth of knowledge, and focus.

Independent Thinking The confidence to go against consensus, the insight to uncover opportunities others might miss, and the tenacity to stay the course through market cycles.

Specialized Approaches Strategies that use value, core, or growth investment approaches to select micro-cap, small-cap, and mid-cap companies.	Contact Us
Unwavering Commitment Our team of 17 portfolio managers have significant personal investments in the strategies they manage.	GENERAL INFORMATION Additional Report Copies and Prospectus Inquiries (800) 221-4268

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not Applicable

Item 6. Investments.
(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.
(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/ Christopher D. Clark
Christopher D. Clark
President

Date: August 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
	Christopher D. Clark		Peter K. Hoglund
	President		Chief Financial Officer

Date: August 23, 2016		Date: August 23, 2016